CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO
	     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	     ---------------------------------------------

Name of Issuer:	MANAGERS TRUST II - SHORT DURATION GOVERNMENT FUND,
		INTERMEDIATE DURATION GOVERNMENT FUND AND TOTAL
		RETURN BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated:  June 2, 2004		/s/ Peter M. Lebovitz
	------------		---------------------
				Peter M. Lebovitz
				President



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	    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO
	     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	     ---------------------------------------------

Name of Issuer:	MANAGERS TRUST II - SHORT DURATION GOVERNMENT FUND,
		INTERMEDIATE DURATION GOVERNMENT FUND AND TOTAL
		RETURN BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated:  June 2, 2004		/s/ Glan G. Daukas
	------------		------------------
				Galan G. Daukas
				Chief Financial Officer



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